Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional adviser.

LETTER OF TRANSMITTAL

Relating to

COCA-COLA BOTTLING CO. CONSOLIDATED

Offer to Exchange

$164,757,000 Principal Amount of Our 5.00% Senior Notes due 2016

(the “New Notes”) Which Have Been Registered Under the

Securities Act of 1933 for Any and All of Our Existing Unregistered

5.00% Senior Notes due 2016 (the “Old Notes”)

This document relates to an exchange offer (the “Exchange Offer”) made by Coca-Cola Bottling Co. Consolidated (“CCBCC”) for and with respect to its Old Notes. The Exchange Offer is described in the Prospectus dated                     , 2005 (the “Prospectus”) and in this letter of transmittal (this “Letter of Transmittal”). All terms and conditions contained in, or otherwise referred to in, the Prospectus are deemed to be incorporated in, and form a part of, this Letter of Transmittal. Therefore, you are urged to read carefully the Prospectus and the items referred to therein. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to herein as the “terms and conditions.”

The Exchange Offer will expire at midnight, New York City time, on                     , 2005, unless extended by CCBCC (such date and time, as they may be extended, the “Expiration Date”). Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date.

                    , 2005

Each holder of Old Notes wishing to participate in the Exchange Offer, except holders executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this Letter of Transmittal to the exchange agent, Global Bondholder Services Corporation (the “Exchange Agent”), on or prior to the Expiration Date, at the address set forth below:

Global Bondholder Services Corporation

By Mail, Hand Delivery and Overnight

Courier:

65 Broadway-Suite 704

New York, New York 10006

By Facsimile (for Eligible Institutions only):

(212) 430-3775

Confirmation: (212) 430-3774

Delivery of this Letter of Transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above or in accordance with the instructions herein, will not constitute valid delivery. You should read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal.

Questions regarding the Exchange Offer or the completion of this Letter of Transmittal should be directed to the Exchange Agent, at the following telephone numbers: (866) 470-4200 (toll free)/(212) 430-3774 (banks and brokers).

This Letter of Transmittal may be used to participate in the Exchange Offer if Old Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through DTC’s ATOP procedures. Unless you intend to tender your Old Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with the physical certificates for the Old Notes specified herein, to indicate the action you desire to take with respect to the Exchange Offer.

Holders of Old Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders through ATOP, for which the Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Old Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation,” which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Old Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that CCBCC may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a letter of transmittal by the DTC participant identified in the agent’s message. Accordingly, holders who tender their Old Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

CCBCC is offering to holders the opportunity to exchange, for each $1,000 principal amount of Old Notes validly tendered and accepted, $1,000 principal amount of New Notes. CCBCC will not pay any accrued and unpaid interest on the Old Notes acquired in the Exchange Offer. Instead, interest on the New Notes will accrue from June 24, 2005, the date on which interest began to accrue on the Old Notes, or from the most recent date to which interest has been provided for on the Old Notes.

Tendering holders must tender Old Notes in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. New Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Any holder that is a bank, broker, or other custodial entity holding Old Notes on behalf of more than one beneficial owner may submit to the Exchange Agent a list of the aggregate principal amount of Old Notes owned by each such beneficial owner, and the Exchange Agent, in determining the aggregate principal amount of New Notes to be issued to such holder, will treat each such beneficial owner as a separate holder.

Holders that anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of New Notes to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal.

The New Notes will be issued in exchange for Old Notes in the Exchange Offer, if consummated, on the third business day following the Expiration Date or as soon as practicable thereafter (the “Settlement Date”).

TENDER OF OLD NOTES

To effect a valid tender of Old Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table below entitled “Description of Old Notes Tendered” and sign this Letter of Transmittal where indicated.

New Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified below, on the Settlement Date.

Failure to provide the information necessary to effect delivery of New Notes will render such holder’s tender defective, and CCBCC will have the right, which it may waive, to reject such tender without notice.

DESCRIPTION OF OLD NOTES TENDERED (SEE INSTRUCTION 2) NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Old Notes Being Tendered	Name of DTC Participant and Participant’s Account Number in which Old Notes are held and/or the corresponding New Notes are to be delivered	Aggregate Principal Amount of Old Notes*
5.00% Senior Notes Due 2016 (CUSIP: 191098 AG 7)

* The principal amount of Old Notes tendered hereby must be in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction 3.

☐        PLEASE CHECK HERE AND FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR SUCH OLD NOTES.

Name: Address:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE FOLLOWING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to CCBCC the aggregate principal amount of Old Notes indicated in the table above entitled “Description of Old Notes Tendered.”

The undersigned understands that validly tendered Old Notes (or defectively tendered Old Notes with respect to which CCBCC has waived such defect or caused such defect to be waived) will be deemed to have been accepted by CCBCC if, as and when CCBCC gives oral or written notice thereof to the Exchange Agent. The undersigned understands that, subject to the terms and conditions, Old Notes properly tendered and accepted (and not validly withdrawn) in accordance with the terms and conditions will be exchanged for New Notes. The undersigned understands that, under certain circumstances, CCBCC may not be required to accept any of the Old Notes tendered (including any such Old Notes tendered after the Expiration Date). If any Old Notes are not accepted for exchange for any reason (or if Old Notes are validly withdrawn), such Old Notes will be returned, without expense, to the undersigned’s account at DTC or such other account as designated herein, pursuant to the book-entry transfer procedures described in the Prospectus, as promptly as practicable after the expiration or termination of the Exchange Offer.

The undersigned also acknowledges that this Exchange Offer is being made based upon CCBCC’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Notes directly from CCBCC for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of CCBCC within the meaning of Rule 405 under the Securities Act), without compliance with the registration and Prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a Broker-Dealer, the undersigned represents that it is acquiring the New Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Notes and it has no arrangements or understandings with any person to participate in a distribution of the New Notes. If the undersigned is a Broker-Dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Following the later of midnight, New York City time, on the Expiration Date or the date upon which the Old Notes are tendered hereby, and subject to and effective upon CCBCC’s acceptance for exchange of the principal amount of the Old Notes tendered hereby, upon the terms and conditions, the undersigned hereby:

(1)	irrevocably sells, assigns and transfers to or upon the order of CCBCC or its nominee all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, all Old Notes tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against CCBCC or any fiduciary, trustee, fiscal agent or other person connected with the Old Notes arising under, from or in connection with such Old Notes;

(2)	waives any and all rights with respect to the Old Notes tendered hereby, including, without limitation, any existing or past defaults and their consequences in respect of such Old Notes; and

(3)	releases and discharges CCBCC and Citibank, N.A., as trustee for the Old Notes (the “Trustee”), from any and all claims that the undersigned may have, now or in the future, arising out of or related to the Old Notes tendered hereby, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Old Notes tendered hereby, other than accrued and unpaid interest on the Old Notes or as otherwise expressly provided in the Prospectus and in this Letter of Transmittal, or to participate in any redemption or defeasance of the Old Notes tendered hereby.

The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Old Notes by CCBCC will, following such acceptance, constitute a binding agreement between the undersigned and CCBCC upon the terms and conditions.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents, warrants and agrees that:

(1)	it has received and reviewed the Prospectus;

(2)	it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more beneficial owners of, the Old Notes tendered thereby, and it has full power and authority to execute this Letter of Transmittal;

(3)	the Old Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and CCBCC will acquire good, indefeasible and unencumbered title to those Old Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by CCBCC;

(4)	it will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered hereby from the date of this Letter of Transmittal, and any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(5)	in evaluating the Exchange Offer and in making its decision whether to participate in the Exchange Offer by submitting a Letter of Transmittal and tendering its Old Notes, it has made its own independent appraisal of the matters referred to in the Prospectus and this Letter of Transmittal and in any related communications and it is not relying on any statement, representation or warranty, express or implied, made to it by CCBCC or the Exchange Agent, other than those contained in the Prospectus, as amended or supplemented through the Expiration Date;

(6)	the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions described or referred to in the Prospectus;

(7)	the submission of this Letter of Transmittal to the Exchange Agent shall, subject to the terms and conditions of the Exchange Offer, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent and an irrevocable instruction to that attorney and agent to complete and execute all or any forms of transfer and other documents at the discretion of that attorney and agent in relation to the Old Notes tendered thereby in favor of CCBCC or any other person or persons as CCBCC may direct and to deliver such forms of transfer and other documents in the attorney’s and agent’s discretion and the certificates and other documents of title relating to the registration of such Old Notes and to execute all other documents and to do all other acts and things as may be in the opinion of that attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in CCBCC or its nominees those Old Notes;

(8)	if the Old Notes are assets of (i) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or “ERISA,” that is subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended, or the “Code,” (iii) a “governmental plan” as defined in Section 3(32) of ERISA or any other plan that is subject to a law substantially similar to Title I of ERISA or Section 4975 of the Code, or (iv) an entity deemed to hold plan assets of any of the foregoing, the exchange of the Old Notes and the acquisition, holding and disposition of the New Notes will not result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or any substantially similar applicable law;

(9)	it is acquiring the New Notes in the ordinary course of its business;

(10)	it is not participating in, and does not intend to participate in, a distribution of the New Notes within the meaning of the Securities Act and has no arrangement or understanding with any person to participate in a distribution of the New Notes within the meaning of the Securities Act;

(11)	it is not a broker-dealer who acquired the Old Notes directly from us;

(12)	it is not an “affiliate” of CCBCC, within the meaning of Rule 405 of the Securities Act; and

(13)	the terms and conditions of the Exchange Offer shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

The representations and warranties and agreements of a holder tendering Old Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Settlement Date. For purposes of this Letter of Transmittal, the “beneficial owner” of any Old Notes means any holder that exercises investment discretion with respect to such Old Notes.

The undersigned understands that tenders may not be withdrawn at any time after the Expiration Date unless the Exchange Offer is amended with changes to the terms and conditions that are, in the reasonable judgment of CCBCC, materially adverse to the tendering holders, in which case tenders may be withdrawn under the conditions described in the extension.

If the Exchange Offer is amended in a manner determined by CCBCC to constitute a material change, CCBCC will extend the Exchange Offer for a period of two to ten business days, depending on the significance of the amendment and the manner of disclosure to such holders, if the Exchange Offer would otherwise have expired during that two to ten business day period. Any change in the consideration offered to holders in the Exchange Offer will be paid to all holders whose securities have previously been tendered and not validly withdrawn.

SIGN HERE

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to CCBCC the principal amount of the Old Notes listed in the table on page 4 entitled “Description of Old Notes Tendered.”

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Area Code and Telephone Number:

If a holder of Old Notes is tendering any Old Notes, this Letter of Transmittal must be signed by the Registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith.
If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and CCBCC of such person’s authority to so act. See Instruction 4.

Name(s):

(Please Type or Print)
Capacity (full title):

Address:
(Including Zip Code)

MEDALLION SIGNATURE GUARANTEE

(If required—See Instruction 4)

Signature(s) Guaranteed by an Eligible Guarantor Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address)

Dated:                    , 2005

INSTRUCTIONS FORMING PART OF

THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by tendering holders of Old Notes if tender of such Old Notes is to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. Holders who tender their Old Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

A confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Old Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Old Notes for purposes of the Exchange Offer.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to CCBCC or DTC.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail, with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

Neither CCBCC nor the Exchange Agent is under any obligation to notify any tendering holder of Old Notes of CCBCC’s acceptance of tendered Old Notes prior to the Expiration Date.

2. Delivery of the New Notes. New Notes to be issued according to the terms of the Exchange Offer, if consummated, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table on page 4 entitled “Description of Old Notes Tendered.” Failure to do so will render a tender of the Old Notes defective, and CCBCC will have the right, which it may waive, to reject such delivery. Holders that anticipate participating in the Exchange Offer other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of New Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

3. Amount of Tenders. Tenders of Old Notes will be accepted only in minimum denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old Notes tendered.

4. Signatures on Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures. For purposes of this Letter of Transmittal, the term “Registered Holder” means an owner of record as well as any DTC participant that has Old Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Co-Obligor”). Signatures on this Letter of Transmittal need not be guaranteed if:

(1)	this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes; or

(2)	the Old Notes are tendered for the account of an “Eligible Guarantor Institution.”

An “Eligible Guarantor Institution” is one of the following firms or other entities identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are used in Rule 17Ad-15):

(a)	a bank;

(b)	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

(c)	a credit union;

(d)	a national securities exchange, registered securities association or clearing agency; or

(e)	a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Old Notes tendered are held by two or more Registered Holders, all of the Registered Holders must sign this Letter of Transmittal.

CCBCC will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile hereof) or directing DTC to transmit an agent’s message, you waive any right to receive notice of the acceptance of your Old Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by CCBCC, evidence satisfactory to CCBCC of their authority to so act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Notes.

5. Transfer Taxes. Except as set forth in this Instruction 5, CCBCC will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Old Notes to it, or to its order, pursuant to the Exchange Offer. If payment is to be made to, or if Old Notes not tendered or purchased are to be registered in the name of, any persons other than the Registered Holder, or if tendered Old Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by CCBCC in its sole discretion, which determination will be final and binding. CCBCC reserves the absolute right to reject any and all tenders of Old Notes not in proper form or any Old Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. CCBCC also reserves the absolute right to waive any defect or irregularity in tenders of Old Notes, whether or not similar defects or irregularities are waived in the case of other tendered Old Notes. The interpretation of the terms and conditions by CCBCC shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as CCBCC shall determine. None of CCBCC, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date or the withdrawal or termination of the Exchange Offer.

7. Waiver of Conditions. CCBCC reserves the absolute right to amend or waive any of the conditions to the Exchange Offer at any time.

8. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “Description of the Exchange Offer—Withdrawal of Tenders.”

9. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at its telephone numbers indicated herein.

10. Tax Identification Number. Federal income tax law generally requires that a holder whose Old Notes are accepted for exchange must provide his, her or its correct Taxpayer Identification Number (“TIN”) on Form W-9 or Substitute Form W-9 included herein. In the case of an exchanging U.S. holder who is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to penalties imposed by the Internal Revenue Service, and cash payments made with respect to the New Notes may be subject to backup withholding at a rate of 28%. If withholding results in an overpayment of taxes, a refund may be obtained. Certain holders (including, among others, all domestic corporations and certain foreign persons) are not subject to the backup withholding and reporting requirements.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part I: PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE BELOW AND CERTIFY BY SIGNING AND DATING BELOW. Social Security No.: or Employer Identification No.:

Part II: Check the box if you ARE subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because you have been notified by the Internal Revenue Service that you are subject to backup withholding.

☐
Payer’s Request for Taxpayer Identification Number (TIN)	Part III: Awaiting TIN. ☐	Part IV: Check the box if you ARE NOT a United States Citizen	☐
CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
	Signature:	Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:	Date:

FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES (SEE INSTRUCTION 10).

In order to tender, a holder of Old Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The Exchange Agent for the Exchange Offer is:

Global Bondholder Services Corporation

By Mail, Hand Delivery and Overnight

Courier:

65 Broadway-Suite 704

New York, New York 10006

By Facsimile (for Eligible Institutions only):

(212) 430-3775

Confirmation: (212) 430-3774

Any questions or requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or related documents may be directed to the Exchange Agent at the following telephone numbers: (866) 470-4200 (toll free)/(212) 430-3774 (banks and brokers).